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                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-50480, 33-85330, 33-97176, 333-33891,
333-80663 and 333-61132) and on Form S-3 (File No. 333-74464) of Regeneron
Pharmaceuticals, Inc., of our report, which is based in part on the report of other auditors, dated February 4, 2002, relating to the financial statements which appears in this Annual Report on Form 10-K.




                                                PricewaterhouseCoopers LLP

New York, New York
March 21, 2002